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                            CMG SHORT TERM BOND FUND
                               CMG CORE BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                   (EACH A "FUND", COLLECTIVELY THE "FUNDS")
                       SUPPLEMENT TO THE FUNDS' PROSPECTUS
                             DATED DECEMBER 1, 2005

1. The second paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" for CMG Core Bond Fund is revised in its entirety as follows:

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind. The Fund may also participate in mortgage dollar rolls.

2. The third paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" for CMG Short Term Bond Fund is revised in its entirety as follows:

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind. The Fund may also participate in mortgage dollar rolls.

3. The second paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" for CMG Ultra Short Term Bond Fund is revised in its entirety as follows:

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets or to maintain the Fund's targeted duration. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind. The Fund may also participate in mortgage dollar rolls.


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4. Under the heading "MORE ABOUT THE FUNDS - INVESTMENT STRATEGY" the following is added to the list of investment strategies.

Mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance a Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase a Fund's portfolio turnover rate.


ILT-47/106575-0206                                             February 17, 2006